Exhibit 99


                                  EXHIBIT INDEX


  The following exhibits are filed as a part of this Form S-1 Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.

Exhibit No.                            Description of Exhibits

        UNDERWRITING AGREEMENT:

  1.A Underwriting Agreement between Farmland Industries, Inc. and Farmland Securities Company, dated December 6, 1989. (Incorporated by Reference - Form S-1 No. 33-56821 filed December 12, 1994)

        1.A(1) Amendment, dated December 5, 1994, to the agreement, dated December 6, 1989 between Farmland Industries, Inc. and
                  Farmland Securities Company.   (Incorporated by Reference -
                  Form S-1 No. 33-56821, filed December 12, 1994)

   1.B Sales Agency Agreement between Farmland Industries, Inc. and American Heartland Investment, Inc., dated December 29, 1993. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)

        ARTICLES OF INCORPORATION AND BYLAWS:

   3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 1, 1994. (Incorporated by Reference - Form 10-K, filed November 28, 1995)

        INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
INDENTURES:

   4.(i)A Trust Indenture dated November 20, 1981, as amended January 4, 1982, including specimen of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No.2-75071, effective January 7, 1982)

   4.(i)B Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 10-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

        4.(i)B(1)      Amendment Number 2, dated December 3, 1991, to Trust
                       Indenture dated November 8, 1984 as amended January 3,
                       1985 covering Farmland Industries, Inc.'s 10-Year
                       Subordinated Capital Investment Certificates.
                       (Incorporated by Reference - Form SE, dated December 3,
                       1991)

   4.(i)C Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 5-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

        4.(i)C(1)      Amendment Number 2, dated December 3, 1991, to Trust
                       Indenture dated November 8, 1984 as amended January 3,
                       1985 covering Farmland Industries, Inc.'s 5-Year
                       Subordinated Capital Investment Certificates.
                       (Incorporated by Reference - Form SE, dated December 3,
                       1991)

   4.(i)D Trust Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985, including specimen of 10-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

   4.(i)E Trust Indenture dated November 11, 1985 including specimen of the 5-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 33-1970, effective December 31, 1985)

   4.(ii)A Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 20-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

        4.(ii)A(1)     Amendment Number 2, dated December 3, 1991, to Trust
                       Indenture dated November 8, 1984 as amended January 3,
                       1985 covering Farmland Industries, Inc.'s 20-Year
                       Subordinated Capital Investment Certificates.
                       (Incorporated by Reference - Form SE, dated December 3,
                       1991)

   4.(ii)B Credit Agreement among Farmland Industries, Inc., as Borrower, ABN Amro Bank N.V., The Bank of Nova Scotia, Boatmen's First National Bank of Kansas City, The Chase Manhattan Bank, N.A., Commerce Bank of Kansas City, N.A., NBD Bank, N.A., as Banks and The National Bank for Cooperatives, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Banks and as Co-Agents, dated May 19, 1994, (the "Syndicated Credit Facility"). (Incorporated by Reference - Form 10-Q filed July 14,
             1994)
        4.(ii)B(1)     List identifying contents of all omitted schedules
                       referenced in and not filed with, the Syndicated Credit
                       Facility, dated May 19, 1994.  (Incorporated by Reference
                       - Form 10-Q, filed July 14, 1994)

  *5 Opinion of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. re Legality


        MATERIAL CONTRACTS:

        LEASE CONTRACTS:

  10.(i)A Leveraged lease dated September 6, 1991, among the First National Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. in the amount of $73,153,000. (Incorporated by Reference - Form SE, filed December 3, 1991)

  10.(i)B Leveraged lease dated March 17, 1977, among the First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. in the amount of $51,909,257.90. (Incorporated by Reference - Form S-1, No.2-60372, effective December 22, 1977)

       MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Annual Employee Variable Compensation Plan (September 1, 1995-
             August 31, 1996) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

  10.(iii)B  Farmland Industries, Inc. Management Long-Term Incentive Plan
             (Effective September 1, 1995) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

  10.(iii)C  Farmland Industries, Inc. Supplemental Executive Retirement Plan
             (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

 *12    Computation of Ratios

 *21    Subsidiaries of the Registrant


        CONSENTS OF EXPERTS AND COUNSEL:

 *23.A  Independent Auditors' Consent

 *23.B   Consent of Special Tax Counsel

 *23.C   Consent of Qualified Independent Underwriter

 *23.D Consent of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. (included in Exhibit 5)

 *24    Power of Attorney

 *25.A Statement of Eligibility of Trustee and Qualification of UMB Bank, National Association Trustee, Form T-1.

 *25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank of Kansas City, National Association as Trustee, Form T-1.